Exhibit 32.1

                          CERTIFICATION PURSUANT TO
          SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as President, Chief Executive Officer and Chief Operating Officer of VSE Corporation (the "Company"), does hereby certify that to the best of the undersigned's knowledge:


	1) the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

	2) the information contained in the Company's Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: July 30, 2009                     /s/ M. A. Gauthier
                                         __________________________________
                                         M. A. Gauthier
                                         Chief Executive Officer, President
                                         and Chief Operating Officer